EXHIBIT 7.16

Execution Copy

SILVER POINT CAPITAL FUND, L.P.
SILVER POINT CAPITAL OFFSHORE FUND, LTD.
SPCP GROUP, LLC
c/o Silver Point Capital Fund, L.P.
2 Greenwich Plaza
Greenwich, CT 06830

December 2, 2009

MoneyGram International, Inc.
1500 Utica Avenue South, MS 8020
Minneapolis, Minnesota 55416
Fax: (952) 591-3859

Ladies and Gentlemen:

Reference is made to the Registration Rights Agreement, dated as of March 25, 2008 (the “Agreement”).  Capitalized terms used and not otherwise defined herein are used herein as defined in the Agreement.  The undersigned party set forth under the heading “Silver Point” (the “Transferee”) hereby: (i) acknowledges receipt of a copy of the Agreement; (ii) notifies the Company that, on December 2, 2009, Transferee acquired from Silver Point Capital Fund, L.P. and Silver Point Capital Offshore Fund, LTD. (together, the “Transferor”) (pursuant to a private transfer that was exempt from the registration requirements under the Securities Act) the number of shares of Series B Participating Convertible Preferred Stock of the Company (the “Transferred Securities”) set forth opposite the Transferee’s name on Schedule 1 attached hereto and an assignment of Transferor’s rights under the Agreement with respect to the Transferred Securities, and the Transferee has assumed from Transferor the liability of Transferor in respect of any and all obligations under the Agreement related to the Transferred Securities; and (iii) agrees to be bound by all terms of the Agreement with respect to the Transferred Securities applicable to a Holder of such Transferred Securities as if the Transferee were an original signatory to the Agreement.  Notices to the Transferee for purposes of the Agreement may be addressed to: SPCP Group, LLC, c/o Silver Point Capital Fund, L.P., 2 Greenwich Plaza, Greenwich, CT 06830, Attn: Nancy Weir, Phone: 203-542-4469, Fax: 203-286-2139.  This document shall be governed by, and construed in accordance with, the laws of the State of New York, applicable to contracts executed in and to be performed entirely within that State.

SILVER POINT

SPCP GROUP, LLC By: Silver Point Capital, L.P. Its Investment Manager

By:	/s/ David Steinmetz
	Name:	David Steinmetz
	Title:	Authorized Signatory

[Signature Page to Exhibit A to Registration Rights Agreement]

Confirmed and Consented as of the date
first written above by:

THOMAS H. LEE EQUITY FUND VI, L.P. By: THL EQUITY ADVISORS VI, LLC, its general partner By: THOMAS H. LEE PARTNERS, L.P., its sole member By: THOMAS H. LEE ADVISORS, LLC, its general partner

By:	/s/ Scott L. Jaeckel
	Name:	Scott L. Jaeckel
	Title:	Managing Director

THOMAS H. LEE PARALLEL FUND VI, L.P. By: THL EQUITY ADVISORS VI, LLC, its general partner By: THOMAS H. LEE PARTNERS, L.P., its sole member By: THOMAS H. LEE ADVISORS, LLC, its general partner

By:	/s/ Scott L. Jaeckel
	Name:	Scott L. Jaeckel
	Title:	Managing Director

THOMAS H. LEE PARALLEL (DT) FUND VI, L.P. By: THL EQUITY ADVISORS VI, LLC, its general partner By: THOMAS H. LEE PARTNERS, L.P., its sole member By: THOMAS H. LEE ADVISORS, LLC, its general partner

By:	/s/ Scott L. Jaeckel
	Name:	Scott L. Jaeckel
	Title:	Managing Director

[Signature Page to Exhibit A to Registration Rights Agreement]

GREAT WEST INVESTORS L.P.

By	THOMAS H. LEE ADVISORS, LLC its attorney-in-fact

By:	/s/ Scott L. Jaeckel
	Name:	Scott L. Jaeckel
	Title:	Managing Director

PUTNAM INVESTMENTS EMPLOYEES’ SECURITIES COMPANY III LLC

By	PUTNAM INVESTMENTS HOLDINGS, LLC its managing member
By	PUTNAM INVESTMENTS, LLC its managing member
By	THOMAS H. LEE ADVISORS, LLC its attorney-in-fact

By:	/s/ Scott L. Jaeckel
	Name:	Scott L. Jaeckel
	Title:	Managing Director

THL COINVESTMENT PARTNERS, L.P.

By:	THOMAS H. LEE PARTNERS, L.P. its general partner
By:	THOMAS H. LEE ADVISORS, LLC its general partner

By:	/s/ Scott L. Jaeckel
	Name:	Scott L. Jaeckel
	Title:	Managing Director

[Signature Page to Exhibit A to Registration Rights Agreement]

THL OPERATING PARTNERS, L.P.

By:	THOMAS H. LEE PARTNERS, L.P. its general partner
By:	THOMAS H. LEE ADVISORS, LLC its general partner

By:	/s/ Scott L. Jaeckel
	Name:	Scott L. Jaeckel
	Title:	Managing Director

THL EQUITY FUND VI INVESTORS
(MONEYGRAM), LLC

By: THL EQUITY ADVISORS VI, LLC,
       its general partner
By: THOMAS H. LEE PARTNERS, L.P.,
       its sole member
By: THOMAS H. LEE ADVISORS, LLC,
       its general partner

By:	/s/ Scott L. Jaeckel
	Name:	Scott L. Jaeckel
	Title:	Managing Director

[Signature Page to Exhibit A to Registration Rights Agreement]

GS CAPITAL PARTNERS VI FUND, L.P.
By: GSCP VI Advisors, L.L.C.
its General Partner

By:	/s/ Bradley J. Gross
	Name:	Bradley J. Gross
Title:

GS CAPITAL PARTNERS VI OFFSHORE FUND, L.P.
By: GSCP VI Offshore Advisors, L.L.C.
its General Partner

By:	/s/ Bradley J. Gross
	Name:	Bradley J. Gross
Title:

GS CAPITAL PARTNERS VI GmbH & Co. KG
By: GS Advisors VI, L.L.C.
its Managing Limited Partner

By:	/s/ Bradley J. Gross
	Name:	Bradley J. Gross
Title:

GS CAPITAL PARTNERS VI PARALLEL, L.P.
By: GS Advisors VI, L.L.C.
its General Partner

By:	/s/ Bradley J. Gross
	Name:	Bradley J. Gross
Title:

[Signature Page to Exhibit A to Registration Rights Agreement]

GSMP V ONSHORE US, LTD.

By:	/s/ Bradley J. Gross
	Name:	Bradley J. Gross
Title:

GSMP V OFFSHORE US, LTD.

By:	/s/ Bradley J. Gross
	Name:	Bradley J. Gross
Title:

GSMP V INSTITUTIONAL US, LTD.

By:	/s/ Bradley J. Gross
	Name:	Bradley J. Gross
Title:

THE GOLDMAN SACHS GROUP, INC.

By:	/s/ Bradley J. Gross
	Name:	Bradley J. Gross
Title:

[Signature Page to Exhibit A to Registration Rights Agreement]

SCHEDULE 1

Entity	Original Allocation	Number of Shares Transferred	Transferee	Revised Allocation
Silver Point Capital Fund, L.P.	2,500.00	2,500.00	SPCP Group, LLC	0
Silver Point Capital Offshore Fund, Ltd.	7,500.00	7,500.00	SPCP Group, LLC	0
SPCP Group, LLC	0.0			10,000.00